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                                                                    EXHIBIT 10.1

                                THE GENEVA STEEL

                       UNION EMPLOYEE DEFINED BENEFIT PLAN


                                               Adopted Effective January 1, 1999


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                                TABLE OF CONTENTS

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SECTION 1.     INTRODUCTION.................................................................1


SECTION 2.     ELIGIBILITY AND PARTICIPATION................................................1

        (a)    Eligibility and Commencement of Participation................................1
        (b)    Participation by Reemployed Employees........................................1
        (c)    Termination of Participation.................................................2

SECTION 3.     IMMEDIATE UNREDUCED RETIREMENT...............................................2

        (a)    Eligibility for Immediate Unreduced Retirement Pension.......................2
        (b)    Amount of Immediate Unreduced Retirement Pension.............................2
        (c)    Commencement of Immediate Unreduced Retirement Pension.......................2

SECTION 4.     REDUCED RETIREMENT...........................................................2

        (a)    Eligibility for Reduced Retirement Pension...................................2
        (b)    Amount of Reduced Retirement Pension.........................................2
        (c)    Commencement of Reduced Retirement Pension...................................3

SECTION 5.     PERMANENT INCAPACITY RETIREMENT..............................................3

        (a)    Eligibility for Permanent Incapacity Retirement Pension......................3
        (b)    Amount of Permanent Incapacity Retirement Pension............................3
        (c)    Commencement of Permanent Incapacity Retirement Pension......................3

SECTION 6.     SHUTDOWN RETIREMENT BENEFIT..................................................3

        (a)    Eligibility for Shutdown Retirement Pension..................................3
        (b)    Amount of Shutdown Retirement Pension........................................4
        (c)    Commencement of Shutdown Retirement Pension..................................4

SECTION 7.     DEFERRED VESTED BENEFIT......................................................4

        (a)    Eligibility for Deferred Vested Benefit......................................4
        (b)    Amount of Deferred Vested Pension............................................4
        (c)    Commencement of Deferred Vested Benefit......................................4

SECTION 8.     FORM AND COMMENCEMENT OF BENEFITS............................................4

        (a)    Available Forms of Benefit...................................................4
        (b)    Forms of Pensions............................................................4
        (c)    Permanent Incapacity Retirement Pension......................................5
        (d)    Cash Out of Small Pensions...................................................5
        (e)    Time of Payment or Commencement of Benefits..................................5
        (f)    Must Elect Form of Benefit and Time of Payment or Commencement...............5
        (g)    Special Rules................................................................6
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                                TABLE OF CONTENTS
                                  (continued)

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        (h)    Death of Spouse..............................................................6
        (i)    Direct Rollover of Distributions From the Plan...............................6

SECTION 9.     SURVIVING SPOUSE'S BENEFIT...................................................7

        (a)    Commencement of Coverage.....................................................7
        (b)    Termination of Coverage......................................................7
        (c)    Amount of Surviving Spouse's Benefit.........................................7
        (d)    Form of Surviving Spouse's Benefit...........................................7
        (e)    Commencement or Payment of Surviving Spouse's Benefit........................7
               (i)    Participant Eligible for Immediate Benefit............................7
               (ii)   Participant Not Eligible for an Immediate Benefit.....................7
        (f)    One-Year Marriage Requirements...............................................8
        (g)    Claim for Surviving Spouse's Benefit; Required Information...................8

SECTION 10.    OTHER DEATH BENEFITS.........................................................8

        (a)    Death before Commencement of Benefits........................................8
        (b)    Death after Commencement of Benefits.........................................8

SECTION 11.    OFFSETS FOR BENEFITS UNDER THE GENEVA STEEL UNION EMPLOYEE SAVINGS AND
               PENSION PLAN AND THE UNITED STATES STEEL CORPORATION PLAN FOR EMPLOYEE
               PENSION BENEFITS.............................................................8

        (a)    General Rule.................................................................8
        (b)    Pension Benefit Offset.......................................................9
        (c)    USX Benefit Offset...........................................................9

SECTION 12.    ADMINISTRATION OF THE PLAN..................................................10

        (a)    Plan Sponsor and Plan Administrator.........................................10
        (b)    Administrative Responsibilities.............................................10
        (c)    Management of Plan Assets...................................................10
        (d)    Trustees and Investment Managers............................................11
        (e)    Delegation of Fiduciary Responsibilities....................................11
        (f)    Service in Several Fiduciary Capacities.....................................12

SECTION 13.    FUNDING OF THE PLAN.........................................................12

        (a)    Funding Policy and Method...................................................12
        (b)    Cost of the Plan............................................................12
        (c)    Contributions to the Plan...................................................12
        (d)    Cash Needs of the Plan......................................................13
        (e)    Public Accountant...........................................................13
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                                TABLE OF CONTENTS
                                  (continued)

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        (f)    Enrolled Actuary............................................................13
        (g)    Basis of Payments to the Plan...............................................13
        (h)    Basis of Payments from the Plan.............................................13
        (i)    Return of Company Contributions.............................................13
        (j)    Application of Forfeitures..................................................14

SECTION 14.    CLAIMS AND REVIEW PROCEDURES................................................14

        (a)    Inquiries and Applications for Benefits.....................................14
        (b)    Denial of Claims............................................................14
        (c)    Review of Denied Claims.....................................................15
        (d)    Disputes as to Permanent Incapacity.........................................15

SECTION 15.    AMENDMENT AND TERMINATION OF THE PLAN.......................................15

        (a)    Future of the Plan..........................................................15
        (b)    Amendments to the Plan......................................................15
        (c)    Termination of the Plan.....................................................15
        (d)    Allocation of Trust Fund on Termination; Return of Residual Assets..........16
        (e)    Partial Termination of the Plan.............................................16

SECTION 16.    BENEFIT LIMITATIONS.........................................................16

        (a)    Limitation on Benefits......................................................16
        (b)    Combined Limitation on Benefits and Contributions...........................17
        (c)    Annual Benefit..............................................................17
        (d)    Adjusted Dollar Limitation for Benefits Commencing At Social Security
               Retirement Age, After Social Security Retirement Age or Before Age 62.......17
               (i)    At Social Security Retirement Age....................................17
               (ii)   After Social Security Retirement Age.................................17
               (iii)  Before Age 62........................................................17
        (e)    Compensation................................................................18
        (f)    Employer Group..............................................................18

SECTION 17.    GENERAL PROVISIONS..........................................................18

        (a)    Benefits Not Affected by Changes in Plan After Employment Terminates........18
        (b)    Plan Mergers................................................................18
        (c)    No Assignment of Property Rights............................................18
        (d)    Incapacity..................................................................19
        (e)    No Employment Rights........................................................19
        (f)    Proof of Age and Marriage...................................................19
        (g)    Overpayments and Underpayments..............................................19
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                                TABLE OF CONTENTS
                                  (continued)

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        (h)    Choice of Law...............................................................20
        (i)    General Information.........................................................20
        (j)    Spouse's Consent Required...................................................20
        (k)    Lost Participants...........................................................21
        (l)    Gender......................................................................21

SECTION 18.    EFFECT OF REEMPLOYMENT......................................................21

        (a)    Effect of Reemployment on Benefits..........................................21
        (b)    Benefits After Reemployment.................................................21
        (c)    Special Rule for Permanent Incapacity.......................................22

SECTION 19.    DEFINITIONS.................................................................22

        (a)    "Actuarial Equivalent" or "Actuarially Equivalent"..........................22
        (b)    "Affiliated Group"..........................................................22
        (c)    "Code"......................................................................22
        (d)    "Company"...................................................................22
        (e)    "Deferred Vested Pension"...................................................22
        (f)    "Eligible Employee".........................................................22
        (g)    "Employee"..................................................................22
        (h)    "ERISA".....................................................................22
        (i)    "50% Joint and Survivor Pension"............................................23
        (j)    "Geneva Plant"..............................................................23
        (k)    "Geneva Steel Pension Plan".................................................23
        (l)    "Immediate Unreduced Retirement Pension"....................................23
        (m)    "Individual Life Pension"...................................................23
        (n)    "Investment Manager"........................................................23
        (o)    "Normal Retirement Age".....................................................23
        (p)    "Normal Retirement Date"....................................................23
        (q)    "Offsets"...................................................................23
        (r)    "100% Joint and Survivor Pension"...........................................23
        (s)    "Participant"...............................................................23
        (t)    "Participating Company".....................................................23
        (u)    "Pension Agreement".........................................................23
        (v)    "Pension Benefit Offset"....................................................23
        (w)    "Period of Credited Service"................................................23
               (i)    Service with Geneva Steel Company....................................23
               (ii)   Service with USX Corporation.........................................24
        (x)    "Period of Service".........................................................24
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                                TABLE OF CONTENTS
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               (i)    Period of Employment.................................................24
               (ii)   Period for Which Back Pay Awarded....................................24
               (iii)  Period Following Termination.........................................25
               (iv)   Service with USX Corporation.........................................25
               (v)    Aggregation of Periods of Service....................................25
                      (A)    Fractional Months.............................................25
                      (B)    Permanent Service Break.......................................25
        (y)    "Permanent Incapacity Retirement Pension"...................................25
        (z)    "Permanent Service Break"...................................................25
        (aa)   "Permanently Incapacitated" or "Permanent Incapacity".......................25
        (bb)   "Plan"......................................................................26
        (cc)   "Plan Benefit"..............................................................26
        (dd)   "Plan Year".................................................................26
        (ee)   "Reduced Retirement Pension"................................................26
        (ff)   "Shutdown Retirement Pension"...............................................26
        (gg)   "Subsidiary"................................................................26
        (hh)   "Surviving Spouse's Benefit"................................................26
        (ii)   "Trust".....................................................................26
        (jj)   "Trust Agreement"...........................................................26
        (kk)   "Trust Fund"................................................................26
        (ll)   "Trustee"...................................................................26
        (mm)   "USX Benefit Offset"........................................................26
        (nn)   "USX Pension Plan"..........................................................26
        (oo)   "Valuation Date"............................................................26
        (pp)   "Year of Credited Service"..................................................26
        (qq)   "Year of Service"...........................................................26

SECTION 20.    EXECUTION...................................................................27

APPENDIX A
APPENDIX B
SUPPLEMENT A
SUPPLEMENT B
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
                                  GENEVA STEEL

                       UNION EMPLOYEE DEFINED BENEFIT PLAN

                      Established Effective January 1, 1999


SECTION 1. INTRODUCTION.

      The Geneva Steel Union Employee Defined Benefit Plan (the "Plan") is hereby established effective January 1, 1999. The Plan shall only apply to individuals who are Employees on or after May 1, 1998 who are covered by the terms of the collective bargaining agreement in effect from time to time between the United Steelworkers of America and the Company. Supplement A to the Plan generally provides enhanced retirement benefits for certain Participants. Supplement B to the Plan describes special rules for Participants who terminated employment between May 1, 1998 and January 1, 1999.

      The Plan and the Trust established hereunder are intended to qualify under section 401(a) and related provisions of the Code. The Plan is subject to further amendment pursuant to Section 15, including, without limitation, amendments required to meet applicable rules and regulations issued by the Secretary of the Treasury or the Secretary of Labor.

      Capitalized terms used in the text of the Plan are defined in Section 19 in alphabetical order.


SECTION 2. ELIGIBILITY AND PARTICIPATION.

      (a)   Eligibility and Commencement of Participation.

      Each Eligible Employee shall automatically commence participation in the Plan on the later of:

            (i)   January 1, 1999;

            (ii)  the date he completes one Year of Service;

            (iii) the date he attains age 21; or

            (iv)  the date he becomes an Eligible Employee.

      (b) Participation by Reemployed Employees. If a former Participant who had ceased to be an Employee is reemployed, such former Participant shall automatically recommence participation on the date of reemployment or, if later, the date he again becomes an Eligible Employee.


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      (c)   Termination of Participation. Each Participant's participation in the Plan shall terminate on the date the Participant's entire Plan Benefit has been distributed or, if earlier, on the date of his death.


SECTION 3. IMMEDIATE UNREDUCED RETIREMENT.

      (a) Eligibility for Immediate Unreduced Retirement Pension. A Participant who ceases to be an Employee on or after the date he (i) completes 30 Years of Service; (ii) attains age 62 and completes 15 Years of Service; or
(iii) attains Normal Retirement Age, shall be entitled to an Immediate Unreduced Retirement Pension determined pursuant to Subsection (b) below.

      (b) Amount of Immediate Unreduced Retirement Pension. A Participant's Immediate Unreduced Retirement Pension shall be a monthly pension equal to (i) $40.00 multiplied by his Years of Credited Service completed as of April 30, 2004, (ii) reduced by the Offsets, if any, described in Section 11.

      (c) Commencement of Immediate Unreduced Retirement Pension. A Participant who ceases to be an Employee prior to his Normal Retirement Date may elect to commence his Immediate Unreduced Retirement Pension as of the first day of any month following the month in which he ceases to be an Employee (but with payment of such pension to be made on the last day of such month and each applicable succeeding month), but no later than his Normal Retirement Date. A Participant who ceases to be an Employee on or after his Normal Retirement Date must commence payment of his Immediate Unreduced Retirement Pension as of the first day of the month next following the month in which he ceases to be an Employee (but with payment of such pension to be made on the last day of such month and each applicable succeeding month).


SECTION 4. REDUCED RETIREMENT.

      (a) Eligibility for Reduced Retirement Pension. A Participant who ceases to be an Employee on or after the date he attains age 60 and completes 15 Years of Service, but before the date he would be entitled to an Immediate Unreduced Retirement or Shutdown Retirement Pension, shall be entitled to a Reduced Retirement Pension determined pursuant to Subsection (b) below.

      (b) Amount of Reduced Retirement Pension. A Participant's Reduced Retirement Pension shall be a monthly pension computed under Section 3(b)(i) above, (i) multiplied by the applicable percentage as set forth in Table 1 of Appendix A for the Participant's age as of the date the Participant ceases to be an Employee; and (ii) reduced by the Offsets, if any, described in Section 11. Notwithstanding the foregoing, the amount of a Participant's Reduced Retirement Pension shall not be less than the amount of Deferred Vested Pension that the Participant would otherwise be entitled to under Section 7(b) as of the date such Participant elects to have his Reduced Retirement Pension paid or commence, if the Participant were eligible for a Deferred Vested Pension under Section 7(a).

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

      (c) Commencement of Reduced Retirement Pension. A Participant may elect to commence payment of his Reduced Retirement Pension as of the first day of any month following the month in which he ceases to be an Employee (but with payment of such pension to be made on the last day of such month and each applicable succeeding month), but no later than his Normal Retirement Date.


SECTION 5. PERMANENT INCAPACITY RETIREMENT.

      (a) Eligibility for Permanent Incapacity Retirement Pension. If a Participant who has completed 15 or more Years of Service ceases to be an Employee because of Permanent Incapacity, and remains Permanently Incapacitated for at least five consecutive months prior to April 30, 2004, he may elect to receive a Permanent Incapacity Retirement Pension determined pursuant to Subsection (b) below, prior to the date the Immediate Unreduced Retirement, Reduced Retirement, Shutdown Retirement or Deferred Vested Pension he is otherwise entitled to receive under Section 3, 4, 6 or 7 hereof is paid or commences.

      (b) Amount of Permanent Incapacity Retirement Pension. A Participant's Permanent Incapacity Retirement Pension shall be a monthly pension computed under Section 3(b)(i) above, reduced by the Offsets, if any, described in
Section 11.

      (c) Commencement of Permanent Incapacity Retirement Pension. A Participant may elect to commence payment of his Permanent Incapacity Retirement Pension as of the first day of any month following the first period of five consecutive months during which he is Permanently Incapacitated (but with payment of such pension to be made on the last day of such month and each applicable succeeding month). Payment of the Permanent Incapacity Retirement Pension shall cease after payment is made for the month immediately preceding the Participant's Normal Retirement Date (or such earlier date as is described in Section 8(c)).


SECTION 6. SHUTDOWN RETIREMENT BENEFIT.

      (a) Eligibility for Shutdown Retirement Pension. A Participant who ceases to be an Employee due to a shutdown of all or substantially all of the Geneva Plant on or before April 30, 2004, and:

            (i) on or after the date he both attains age 55 and the total of his age and his Years of Service equals at least 70;

            (ii) before the date he attains age 55, and on or after the date the total of his age and his Years of Service equals at least 80; or

            (iii) before the date he attains age 55, and on or after the date he both completes 20 Years of Service and the total of his age and his Years of Service equals at least 65,

but before the date he would be entitled to an Immediate Unreduced Retirement Pension, shall be entitled to a Shutdown Retirement Pension determined pursuant to Subsection (b) below.

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      (b)   Amount of Shutdown Retirement Pension. A Participant's Shutdown
Retirement Pension shall be a monthly pension computed under Section 3(b)(i) above, reduced by the Offsets, if any, described in Section 11.

      (c) Commencement of Shutdown Retirement Pension. A Participant may elect to commence payment of his Shutdown Retirement Pension as of the first day of any month following the month in which he ceases to be an Employee (but with payment of such pension to be made on the last day of such month and each applicable succeeding month), but no later than his Normal Retirement Date.


SECTION 7. DEFERRED VESTED BENEFIT.

      (a) Eligibility for Deferred Vested Benefit. A Participant who ceases to be an Employee on or after the date he completes 5 Years of Service, but before the date he would be entitled to a Reduced Retirement Pension, shall be entitled to a Deferred Vested Pension determined pursuant to Subsection (b) below.

      (b) Amount of Deferred Vested Pension. A Participant's Deferred Vested Pension shall be a monthly pension computed under Section 3(b)(i) above, (i) reduced by the Offsets, if any, described in Section 11, and (ii) multiplied by the applicable percentage as set forth in Table 1 of Appendix A if the Participant is younger than age 65 on the first day of the month in which such pension is paid or commences.

      (c) Commencement of Deferred Vested Benefit. Except as otherwise provided, a Participant who has completed 15 Years of Service may elect to commence payment of his Deferred Vested Pension as of the first day of any month following the month in which he attains age 60 (but with payment of such pension to be made on the last day of such month and each applicable succeeding month), but no later than his Normal Retirement Date. A Participant who has not completed 15 Years of Service must commence payment of his Deferred Vested Pension on his Normal Retirement Date.


SECTION 8. FORM AND COMMENCEMENT OF BENEFITS.

      (a) Available Forms of Benefit. Except as provided in Subsection (d) below, a Participant may elect to have his Immediate Unreduced Retirement, Reduced Retirement, Shutdown Retirement or Deferred Vested Pension paid in any of the forms of pension specified in Subsection (b) below.

      (b) Forms of Pensions. A Participant may elect any of the following forms of pension:

            (i) An Individual Life Pension, which provides monthly payments for the Participant's life equal to the amount of his Plan Benefit. No payments are made after the Participant's death.


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

            (ii) A 50% Joint and Survivor Pension, which provides a smaller pension for the Participant's life than an Individual Life Pension. After the Participant's death, 50% of such smaller pension is payable to the Participant's spouse for the spouse's life.

            (iii) A 100% Joint and Survivor Pension, which provides a smaller pension for the Participant's life than a 50% Joint and Survivor Pension. After the Participant's death, 100% of the amount of such smaller pension is payable to the Participant's spouse for the spouse's life.

A 50% and a 100% Joint and Survivor Pension shall be equal to the Participant's Individual Life Pension multiplied by the applicable percentage as set forth in Table 2 of Appendix A.

      As used herein, "spouse" means the spouse of the Participant on the date as of which the Participant's first Plan Benefit payment is made.

      (c) Permanent Incapacity Retirement Pension. The Permanent Incapacity Retirement Pension shall be payable in monthly installments ending on the earlier of (i) the date the Participant is no longer Permanently Incapacitated;
(ii) the date of the Participant's death; or (iii) the Participant's Normal Retirement Date. After a Participant's Permanent Incapacity Retirement Pension terminates, the Participant or the Participant's surviving spouse, as applicable, may elect to commence payment of his or her Immediate Unreduced Retirement, Reduced Retirement or Deferred Vested Pension, or Surviving Spouse's Benefit, as applicable, at such time and in such manner as is otherwise permitted under the terms of the Plan.

      (d) Cash Out of Small Pensions. Notwithstanding any other provision of the Plan to the contrary, if the present value of a Participant's Plan Benefit is not more than $5,000 (including a Plan Benefit of $0) and payment of such Benefit has not commenced, such present value shall be paid (or deemed paid if the Benefit is $0) in a single lump sum payment of cash. After payment of a Participant's Plan Benefit has commenced, no such lump sum payment shall be made without the written consent of the Participant (and, if the Participant is married, of the Participant's spouse). Similarly, if the present value of any Surviving Spouse's Benefit is not more than $5,000 and payment of such Benefit has not commenced, such present value shall be paid in a single lump sum payment of cash. After payment of a Surviving Spouse's Benefit has commenced, no such lump sum payment shall be made without the written consent of the appropriate surviving spouse. For purposes of this Subsection, the present value of a Participant's Plan Benefit and of a Surviving Spouse's Benefit shall be determined as of the first day of the first month for which a distribution hereunder is to be made, using the interest and mortality assumptions set forth in Table 3 of Appendix A.

      (e) Time of Payment or Commencement of Benefits. The rules governing the time of payment or commencement of Plan Benefits are set forth in Sections 3 through 7 herein and Subsections (d), (f), (g) and (h) of this Section 8.

      (f) Must Elect Form of Benefit and Time of Payment or Commencement. Except as provided in Subsections (d), (g) and (h) of this Section 8, no Plan Benefit shall be paid hereunder until the Participant has made a valid election of the form in which his Plan Benefit is to be paid and the time such Benefit is to commence. A Participant makes a valid election by properly completing and filing all of the prescribed forms with the Company. A Participant may change a previous election of a form of benefit and/or of the time a Plan Benefit is to commence at any time and as often as the Participant desires prior to the date he ceases to be an Employee.

      (g)   Special Rules.

            (i) Notwithstanding any other provision of the Plan to the contrary, a Participant's Plan Benefit shall be paid or commence no later than April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70_ or (ii) the calendar year in which the Participant retires. Notwithstanding the above, clause (ii) above shall not apply to any Participant who is a "5-percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70_.

            (ii) Notwithstanding any other provision of the Plan to the contrary, unless a Participant otherwise elects, the Participant's Plan Benefit shall be paid or commence not later than the 60th day after the latest of the of the close of the Plan Year in which the Participant attains age 65, the tenth anniversary of the date the Participant's commencement of participation in the Plan occurs or the Participant ceases to be an Employee. For this purpose, the Participant's failure to consent to a distribution shall be deemed an election to receive the distribution at the latest time provided under Paragraph (i) above.

      (h) Death of Spouse. If a Participant's spouse dies before the first day of the month in which the Participant's Immediate Unreduced Retirement, Reduced Retirement, Shutdown Retirement or Deferred Vested Pension payments, as applicable, are to commence, the Participant shall be deemed to have elected an Individual Life Pension.

      (i) Direct Rollover of Distributions From the Plan. Notwithstanding any contrary provision of the Plan, an eligible recipient may elect, at the time and in the manner prescribed by the Company, to have any portion of an eligible rollover distribution from the Plan paid directly to an eligible retirement plan in a direct rollover, as described in section 401(a)(31) of the Code. Notwithstanding the foregoing, the Company may prescribe rules that limit an eligible recipient's right to make the election described in the preceding sentence with respect to certain de minimis distributions or divisions of the eligible rollover distribution. As used herein, the following terms have the following meanings:

            (i) "Eligible recipient" means a Participant, the Participant's surviving spouse, and the Participant's spouse or former spouse who is an alternate payee pursuant to a qualified domestic relations order, as defined in section 414(p) of the Code.

            (ii)  "Eligible rollover distribution" has the meaning prescribed in section 402(f)(2)(A) of the Code, which generally includes any lump sum distribution from the Plan, other than a distribution to the extent required under section 401(a)(9) of the Code.

            (iii) "Eligible retirement plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a



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

      qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a Participant's surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (iv) "Direct rollover" means a payment by the Plan to a single eligible retirement plan specified by the eligible recipient.


SECTION 9. SURVIVING SPOUSE'S BENEFIT.

      (a) Commencement of Coverage. The spouse of a Participant shall be covered by a Surviving Spouse's Benefit commencing on the earlier of (i) the date the Participant has completed 5 Years of Service, or (ii) the date the Participant attains Normal Retirement Age while he is still an Employee.

      (b) Termination of Coverage. Surviving Spouse's Benefit coverage shall cease to be in effect on the earliest of (i) the first day of the first month in which the Participant's Immediate Unreduced Retirement, Reduced Retirement, Shutdown Retirement or Deferred Vested Pension, as applicable, is to be paid or commence or (ii) the date the Participant no longer has a spouse.

      (c) Amount of Surviving Spouse's Benefit. The Surviving Spouse's Benefit payable with respect to a Participant who dies while coverage under the Surviving Spouse's Benefit is in effect shall be a monthly pension equal to the survivor's portion of the 50% Joint and Survivor Pension that would have been payable if the Participant's employment had terminated (for a reason other than death) on the date he died and his Plan Benefit had commenced as of the date it is payable pursuant to Subsection (e) below. Such Surviving Spouse's Benefit shall be payable to the Participant's surviving spouse (if any) for life.

      (d) Form of Surviving Spouse's Benefit. The Surviving Spouse's Benefit shall be paid in the form of a monthly pension for the life of the spouse.

      (e)   Commencement or Payment of Surviving Spouse's Benefit.

            (i) Participant Eligible for Immediate Benefit. If, at the time of death, the Participant would have been eligible to receive an Immediate Unreduced Retirement, Reduced Retirement or Shutdown Retirement Pension, a surviving spouse may elect to have the Surviving Spouse's Benefit commence as of the first day of any month after the month of the Participant's death, but no later than the Participant's Normal Retirement Date (but with payment of such benefit to be made on the last day of such month and each applicable succeeding month), by properly completing and filing the prescribed form with the Company. If no election is made, such Surviving Spouse's Benefit shall commence as of the Participant's Normal Retirement Date (but with payment of such benefit to be made on the last day of each month).

            (ii) Participant Not Eligible for an Immediate Benefit. If, at the time of death, the Participant would have been eligible to receive a Deferred Vested Pension, but not an Immediate Unreduced Retirement, Reduced Retirement or Shutdown Retirement

      Pension, a surviving spouse may elect to have the Surviving Spouse's Benefit commence as of any of the applicable dates described below, by properly completing and filing the prescribed form with the Company:

                  (A) If the Participant had completed 15 Years of Service, as of the first day of any month following the month in which the Participant would have attained age 60, but no later than the Participant's Normal Retirement Date (but with payment of such benefit to be made on the last day of such month and each applicable succeeding month).

                  (B) If the Participant had not completed 15 Years of Service, as of the Participant's Normal Retirement Date (but with payment of such benefit to be made on the last day of such month and each applicable succeeding month).

      (f) One-Year Marriage Requirements. Notwithstanding any other provision of the Plan to the contrary, if a Participant and his surviving spouse were not married to each other throughout the 12-month period ending on the date of the Participant's death, such spouse shall not be entitled to a Surviving Spouse's Benefit.

      (g) Claim for Surviving Spouse's Benefit; Required Information. No Surviving Spouse's Benefit will be paid under the Plan until the eligible spouse has filed a properly completed application for benefits with the Company on the prescribed form and has provided the Company with all of the information that it may need to determine the amount payable to such spouse. Payment of the Surviving Spouse's Benefit will be delayed until the Company has received such an application, but the first payment made will include all amounts due from the date on which payments were to commence hereunder.

SECTION 10. OTHER DEATH BENEFITS.

      (a) Death before Commencement of Benefits. If a Participant dies before the first day of the month in which payment of his Plan Benefit is to be paid or commence, no benefits shall be payable under the Plan, unless the Participant's spouse is entitled to a Surviving Spouse's Benefit under Section 9.

      (b) Death after Commencement of Benefits. On the death of a Participant who was receiving a Joint and Survivor Pension, the appropriate monthly payments under such Pension shall be continued to the Participant's spouse (if then living) for such spouse's life. Upon the death of a Participant who was receiving an Individual Life Pension, no further benefits shall be payable under the Plan.


SECTION 11. OFFSETS FOR BENEFITS UNDER THE GENEVA STEEL UNION EMPLOYEE SAVINGS
            AND PENSION PLAN AND THE UNITED STATES STEEL CORPORATION PLAN FOR EMPLOYEE PENSION BENEFITS.

      (a) General Rule. If a person (or persons) is or was entitled to a benefit with respect to a Participant under the Geneva Steel Pension Plan (a "Pension Benefit"), or is or was entitled to a benefit with respect to a Participant under the USX Pension Plan (a "USX Benefit"), then any Immediate Unreduced Retirement, Reduced Retirement, Permanent Incapacity Retirement, Shutdown Retirement or Deferred Vested Pension otherwise payable under this Plan with respect to such Participant (expressed in the form of an Individual Life Pension) shall be reduced by the Participant's Pension Benefit Offset and/or USX Benefit Offset, as applicable, determined pursuant to Subsections (b) and (c) below.

      (b)   Pension Benefit Offset.

            (i) A Participant's Pension Benefit Offset shall first be determined as an amount equal to the value of the Participant's "Pension Contribution Account," if any, under the Geneva Steel Pension Plan as of the Valuation Date immediately succeeding the date the Participant ceases to be an Employee (or, if the Participant's Pension Contribution Account was distributed prior to such Valuation Date, the amount so distributed);

            (ii) If the Plan Benefit payable under this Plan with respect to the Participant is an Immediate Unreduced Retirement, Reduced Retirement or Shutdown Retirement Pension, the amount determined under Paragraph (i) above shall be divided by the factor set forth in Table 4 of Appendix A that is opposite the Participant's age (expressed as the number of years and whole months rounded to the nearest month) as of the date the Participant ceases to be an Employee; and the resulting Individual Life Pension amount shall be the Pension Benefit Offset;

            (iii) If the Plan Benefit payable under this Plan with respect to the Participant is a Deferred Vested Pension, the amount determined under Paragraph (i) above shall be divided by the factor set forth in Table 5 of Appendix A that is opposite the Participant's age (expressed as the number of years and whole months rounded to the nearest month) as of the date the Participant ceases to be an Employee; and the resulting Individual Life Pension amount shall be the Pension Benefit Offset; and

            (iv) If the Plan Benefit payable under this Plan with respect to the Participant is a Permanent Incapacity Retirement Pension, the amount determined under Paragraph (i) above shall be divided by the factor set forth in Table 4 of Appendix A that is opposite the age of 65 years and 0 months; and the resulting Individual Life Pension amount shall be the Pension Benefit Offset.

      (c)   USX Benefit Offset.

            (i) A Participant's USX Benefit Offset shall be equal to any benefit accrued by the Participant at any time under the USX Pension Plan (expressed in the form of an individual life annuity), including any special payments, lump sum payments, monthly payments, and additional pension benefits, but excluding any increase to a Participant's "regular pension" under the USX Pension Plan for "permanent incapacity retirement," "70/80 retirement" or "rule-of-65 retirement," as such terms are defined in the USX Pension Plan;

            (ii) If the Plan Benefit payable under this Plan with respect to the Participant is an Immediate Unreduced Retirement, Reduced Retirement or Shutdown Retirement Pension, the amount of the USX Benefit Offset described in Paragraph (i) above shall be determined as of the date the Participant ceases to be an Employee;

            (iii) If the Plan Benefit payable under this Plan with respect to the Participant is a Permanent Incapacity Retirement or Deferred Vested Pension, the amount of the USX Benefit Offset described in Paragraph (i) above shall be determined as of the Participant's Normal Retirement Date; and

            (iv) If (A) any portion of the USX Benefit Offset described in Paragraph (i) above commenced in the form of a monthly annuity earlier than the date described in Paragraph (ii) or (iii) above, as applicable (for example, payments to a former spouse pursuant to a "qualified domestic relations order" within the meaning of section 414(p) of the
      Code), or (B) any portion of the USX Benefit Offset described in Paragraph
      (i) above was paid in a form other than a monthly annuity (for example, a Pickering settlement payment or a special initial pension payment), then such portion of the USX Benefit Offset shall be converted to an Actuarially Equivalent benefit in the form of an Individual Life Pension (for the Participant's life) as of the Participant's age on the date described in Paragraph (ii) or (iii) above, as applicable, calculated on the basis of an interest rate of 8%, the mortality assumptions set forth in the unadjusted UP-1984 Mortality Table and, if the Participant's age on the date described in (ii) above is under age 55, as if the participant is age 55. The Participant's age for purposes of Paragraph (ii) above shall be determined as the number of years and whole months rounded to the nearest month.


SECTION 12. ADMINISTRATION OF THE PLAN.

      (a) Plan Sponsor and Plan Administrator. The Company is both the "plan sponsor" and the "plan administrator" of the Plan for purposes of ERISA and the Code.

      (b) Administrative Responsibilities. The Company is the named fiduciary that has the authority to control and manage the operation and administration of the Plan. The Company shall make such rules, regulations and computations and shall take such other action to administer the Plan as it may deem appropriate. The Company shall have sole discretion to interpret the terms of the Plan and to determine eligibility for benefits pursuant to the objective criteria set forth in the Plan. The Company's rules, regulations, interpretations, computations and other actions shall be conclusive and binding upon all persons. In administering the Plan, the Company shall act in a nondiscriminatory manner to the extent required by section 401 and related sections of the Code and shall at all times discharge its duties with respect to the Plan in accordance with the standards set forth in section 404(a)(1) of ERISA.

      (c) Management of Plan Assets. The Company is a named fiduciary with respect to the control and management of the assets of the Plan, but only to the extent of having the authority:

            (i) To appoint one or more trustees to hold assets of the Plan in trust and to enter into a trust agreement with each trustee it appoints;

            (ii) To appoint one or more Investment Managers for any assets of the Plan and to enter into an investment management agreement with each Investment Manager it appoints;

            (iii) To determine the distribution of all or any portion of the assets of the Plan among the categories of equity, debt, real estate or other general investment categories;

            (iv) To issue specific directions to any Trustee to transfer assets of the Plan for investment under one or more group annuity contracts issued to the Trustee by any insurance company or companies qualified to do business in at least one state and to instruct such Trustee as to the exercise of any elections under any such contract; and

            (v) To issue specific directions to a Trustee to allocate assets of the Plan for investment as part of one or more group trusts maintained by any Trustee that are exempt from Federal income tax under section 501(a) of the Code.

      (d)   Trustees and Investment Managers.

            (i) Each Trustee shall have the exclusive authority and discretion to control and manage the assets of the Plan it holds in trust, except to the extent that the Company:

                  (A) Allocates the authority to manage such assets to one or more Investment Managers;

                  (B) Directs the Trustee to transfer such assets for investment under one or more group annuity contracts and instructs the Trustee as to the exercise of any elections under such contracts;

                  (C) Directs the Trustee to allocate certain assets for investment as part of one or more group trusts; or

                  (D) Directs the Trustee as to how such assets are to be invested among the categories of equity, debt, real estate or other general investment categories.

            (ii) Each Investment Manager shall have the exclusive authority to manage, including the authority to acquire and dispose of, the assets of the Plan assigned to it by the Company, except to the extent that the Company directs the allocation of such assets among general investment categories.

            (iii) Each Trustee and each Investment Manager shall be solely responsible for diversifying, in accordance with section 404(a)(1)(C) of ERISA, the investment of the assets of the Plan assigned to it by the Company, subject to any directions of the Company with respect to the allocation of Plan assets among general investment categories.

      (e) Delegation of Fiduciary Responsibilities. The Company may engage such attorneys, actuaries, accountants, consultants or other persons to render advice or to perform services with regard to its responsibilities under the Plan as it shall determine to be necessary or appropriate. By written instrument signed by both parties, the Company may designate one or more actuaries, accountants or consultants as fiduciaries to carry out, where appropriate, its fiduciary responsibilities under the Plan. The Company shall not allocate or delegate to any other person any of its duties and responsibilities under the Plan. The duties and responsibilities of the Company under the Plan that have not been allocated or delegated to others pursuant to the foregoing provisions of this Subsection shall be carried out by its directors, officers and employees, acting on behalf and in the name of the Company in their capacities as directors, officers and employees and not as individual fiduciaries. Except as provided in Subsection 14(c) relating to Review of Denied Claims, the Company is specifically prohibited from designating any director, officer or employee of the Company as a fiduciary and from allocating or delegating to any such person any of its fiduciary responsibilities under the Plan.

      In communications with its employees and in any other activities relating to the Plan, each Participating Company shall comply with the rules, regulations, interpretations, computations and instructions issued by the Company. With respect to matters relating to the Plan, directors, officers and employees of a Participating Company shall act on behalf and in the name of the Participating Company in their capacity as directors, officers and employees and not as individual fiduciaries.

      (f) Service in Several Fiduciary Capacities. Nothing herein shall prohibit any person or group of persons from serving in more than one fiduciary capacity with respect to the Plan.


SECTION 13. FUNDING OF THE PLAN.

      (a) Funding Policy and Method. The Company shall determine the funding method (i.e., actuarial cost method) and the policy to be used in determining costs and liabilities under the Plan pursuant to section 301 et seq. of ERISA and section 412 of the Code. The Company shall review such funding method from time to time and, if it determines that such funding method is no longer appropriate, it shall petition the Secretary of the Treasury for approval of a change of funding method.

      (b) Cost of the Plan. The Company shall determine the normal cost of the Plan for each Plan Year and the amount (if any) of the unfunded past-service cost, on the basis of the funding method established for the Plan and using actuarial assumptions that in the aggregate are reasonable. The Company also shall determine the contributions required to be made for each Plan Year by the Participating Companies in order to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year determined pursuant to sections 302 through 305 of ERISA and section 412 of the Code.

      (c) Contributions to the Plan. The Company shall cause the Participating Companies to contribute to the Plan for each Plan Year the amount necessary to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year; provided, however, that such obligation shall cease upon termination of the Plan, except as otherwise provided in ERISA. In the case of a partial termination of the Plan, such obligation shall cease with respect to those Participants and spouses who are affected by such partial termination, except as otherwise provided in ERISA. No contributions shall be required (or permitted) by Participants.

      (d) Cash Needs of the Plan. From time to time, the Company shall estimate the benefits and administrative expenses to be paid out of the Trust Fund during the period for which such estimate is made and shall also estimate the contributions to be made to the Plan during such period by or on behalf of the Participating Companies. Such estimates shall be made on an annual, quarterly, monthly or other basis as the Company shall determine. The Company shall inform each Trustee and each Investment Manager of both such estimates for each period for which such estimates are made.

      (e) Public Accountant. The Company shall engage an independent qualified public accountant to conduct such examinations and to render such opinions as may be required by section 103(a)(3) of ERISA. The Company in its discretion may remove and discharge the person so engaged, but in such event the Company shall engage a successor independent qualified public accountant to perform such examinations and render such opinions.

      (f) Enrolled Actuary. The Company shall engage an enrolled actuary to prepare the actuarial statement described in section 103(d) of ERISA and to render the opinion described in section 103(a)(4) of ERISA. The Company in its discretion may remove and discharge the person so engaged, but in such event the Company shall engage a successor enrolled actuary to perform such examination and render such opinion.

      (g) Basis of Payments to the Plan. From time to time, the Participating Companies shall make such contributions to the Plan as the Company determines to be necessary or desirable in order to fund the benefits provided by the Plan and any expenses thereof that are paid out of the Trust Fund and in order to carry out the obligations of the Company set forth in Subsection (c) above. All contributions to the Plan shall be held by the Trustee in accordance with the Trust Agreement.

      (h) Basis of Payments from the Plan. All benefits payable under the Plan shall be paid by the Trustee out of the Trust Fund pursuant to the directions of the Company and the terms of the Trust Agreement. The Trustee shall pay all expenses of the Plan pursuant to the Trust Agreement, except such expenses as are paid by the Company. The Company shall have complete and unfettered discretion to determine whether an expense of the Plan shall be paid by the Company or out of the Trust Fund, and the Company's discretion and authority to direct the payment of expenses out of the Trust Fund shall not be limited in any way by any prior decision or practice regarding payment of the expenses of the Plan.

      (i) Return of Company Contributions. Notwithstanding any other provision hereof to the contrary, each contribution to the Plan made by any Participating Company is expressly conditioned upon the deductibility of such contribution under section 404 of the Code. If the deductibility of a contribution made by a Participating Company is denied, the amount for which a deduction is disallowed (reduced by any losses incurred with respect to such amount) shall be returned to such Participating Company within 12 months after the date of the disallowance. In addition, if any Participating Company makes a contribution to the Plan by reason of a mistake of fact, the amount contributed by reason of such mistake (reduced by any losses incurred with respect to such amount) may be returned to such Participating Company within 12 months after the date such payment was made. Finally, if the Internal Revenue Service determines that the Plan initially fails to meet the qualification requirements under section 401(a) of the Code, any amounts contributed by a Participating Company shall be returned to such Participating Company within 12 months after such determination is made by the Internal Revenue Service.

      (j) Application of Forfeitures. Prior to the termination of the Plan, all forfeitures arising under the Plan shall be applied as soon as is reasonably practicable to reduce the employer contributions to the Plan, and under no circumstances shall any such forfeiture be applied to increase the benefits that any Participant would otherwise receive hereunder.


SECTION 14. CLAIMS AND REVIEW PROCEDURES.

      (a)   Inquiries and Applications for Benefits.

            (i) All inquiries concerning the Plan or present or future rights to benefits under the Plan and all applications for benefits under the Plan shall be submitted to the Company at its U.S. headquarters. An application for benefits shall be made by properly completing and filing the prescribed application form.

            (ii) If any Participant or spouse disagrees with the Company's response to such individual's inquiry or application for benefits, the Participant or spouse shall notify the Company in writing (at the location set forth in Paragraph (i) above) and shall request a review of such response. Any such notice shall be treated as a claim for benefits hereunder. Claims relating to a Participant's or spouse's eligibility for or amount of benefits (other than Permanent Incapacity disputes) shall be resolved as described in (b) and (c) below. Claims relating to whether a Participant is or continues to be Permanently Incapacitated shall be resolved as described in (d) below.

      (b) Denial of Claims. In the event that any claim for benefits is denied, in whole or in part, the Company shall notify the claimant in writing of such denial and of the claimant's right to a review thereof. Such written notice shall set forth, in a manner calculated to be understood by the claimant, specific reasons for such denial, specific references to the Plan provisions on which such denial is based, a description of any information or material necessary to perfect the claim, an explanation of why such material is necessary and an explanation of the Plan's procedure for Review of Denied Claims. Such written notice shall be given to the claimant within 90 days after the Company receives the claim, unless special circumstances require an extension of time, up to an additional 90 days, for processing the claim. If such an extension is required, written notice of the extension shall be furnished to the claimant prior to the end of the initial 90-day period. Such notice of extension shall indicate the special circumstances requiring the extension of time and the date by which the Company expects to render its decision on the claim for benefits. If written notice of the denial of the claim for benefits or of the fact that an extension of time is necessary for processing the claim is not furnished within the time specified in this Subsection, the claim shall be deemed to be denied, and the claimant shall be permitted to appeal such denial in accordance with the procedure for Review of Denied Claims set forth in Subsection (c) below.

      (c) Review of Denied Claims. Any person whose claim for benefits is denied (or deemed denied), in whole or in part, or such person's duly authorized representative, may appeal from such denial by submitting a written request for a review of the claim to the Company and the United Steelworkers of America within 30 days after receiving written notice of such denial from the Company (or, in the case of a deemed denial, within 30 days after the claim is deemed denied). The request for review shall be resolved in accordance with the procedures set forth in Sections 3.D. (Step 3) and 3.E. (Arbitration) of Article 16 (Adjustment of Grievances) of the Basic Agreement between the Company and the United Steelworkers of America dated March 1, 1998, and any successor agreements thereto.

      (d) Disputes as to Permanent Incapacity. If any difference shall arise between the Company and any Participant as to whether such Participant is or continues to be Permanently Incapacitated within the meaning of Section 19(aa), such difference shall be resolved as follows:

      The Participant shall be examined by a physician appointed for the purpose by the Company and by a physician appointed for the purpose by a duly authorized representative of the United Steelworkers of America. If they shall disagree concerning whether the Participant is Permanently Incapacitated, that question shall be submitted to a third physician selected by such two physicians. The medical opinion of the third physician, after examination of the Participant and consultation with the other two physicians, shall decide such question. The fees and expenses of the third physician shall be shared equally by the Company and the United Steelworkers of America.


SECTION 15. AMENDMENT AND TERMINATION OF THE PLAN.

      (a) Future of the Plan. The Company expects to continue the Plan indefinitely. Future conditions, however, cannot be foreseen (including changes in or termination of the Pension Agreement), and the Company shall have the authority to amend or terminate the Plan at any time and for any reason, by action of its board of directors or by action of a committee or individual(s) acting pursuant to a valid delegation of authority, provided that such amendment or termination does not violate the Pension Agreement that may be in effect at that time.

      (b) Amendments to the Plan. No amendment of the Plan shall (i) reduce the benefit of any Participant accrued under the Plan prior to the date such amendment is adopted, except to the extent that a reduction in accrued benefits may be permitted by ERISA, nor (ii) divert any part of the assets of the Plan to purposes other than the exclusive purposes of providing the benefits accrued under the Plan to the Participants and spouses who have an interest in the Plan and defraying the reasonable expenses of administering the Plan and the Trust Fund.

      (c)   Termination of the Plan. Upon termination of the Plan:

            (i) Except as otherwise provided in Subsection (d) below, no part of the Trust Fund shall revert to any member of the Affiliated Group or be used for or diverted to purposes other than the exclusive purposes of providing the benefits accrued under the Plan to the Participants and spouses who have an interest in the Plan and defraying the reasonable expenses of administering the Plan and such termination;

            (ii) Each Participant's right to the Participant's accrued benefit hereunder shall become 100% vested and nonforfeitable;

            (iii) The Participating Companies shall have no obligation to continue making contributions to the Plan, except as otherwise provided in ERISA;

            (iv) Except as otherwise provided in ERISA and Subsection (f) below, no Participating Company nor any other person shall have any liability or obligation to provide aggregate benefits hereunder in excess of the value of the Trust Fund, and the Participants and spouses who have an interest in the Plan shall obtain benefits solely from the Trust Fund; and

            (v) The Trust shall continue until the Trust Fund has been distributed as provided in Subsection (d) below.

      (d) Allocation of Trust Fund on Termination; Return of Residual Assets. Upon termination of the Plan, the Trust Fund shall be allocated by the Company on an actuarial basis among the Participants and spouses who have an interest in the Plan in the manner prescribed by section 4044 of ERISA. Any residual assets of the Trust Fund remaining after such allocation shall be distributed to the Participating Companies if (i) all liabilities of the Plan for the accrued benefits of the Participants and spouses who have an interest in the Plan have been satisfied and (ii) such a distribution does not contravene any provision of law.

      (e) Partial Termination of the Plan. In the event the Company determines that there is a partial termination of the Plan (within the meaning of section 411(d)(3) of the Code):

            (i) The rules set forth in Subsection (c) above shall apply, but only with respect to the Participants and spouses who are affected by such partial termination; and

            (ii) If the accrued benefits of the Participants and spouses who are affected by such partial termination are not fully funded, then, to the extent required by section 401 of the Code, the Company shall establish a method by which to separately account for the portion of the Trust Fund that is attributable to such accrued benefits. If such separate accounting is required, it shall be made in a manner that is consistent with the requirements of section 4044 of ERISA.


SECTION 16. BENEFIT LIMITATIONS.

      (a) Limitation on Benefits. Notwithstanding any other provision of the Plan to the contrary, a Participant's Annual Benefit shall not exceed the applicable limitation set forth in section 415 of the Code at any time during any Plan Year. If a Participant's Annual Benefit would exceed the foregoing limitation, the Participant's Annual Benefit shall be reduced by reducing the components thereof, as necessary, in the order in which they are listed in Subsection (c) below if the components are paid at the same time. If the components of the Participant's Annual Benefit are paid at different times, the components shall be reduced in the reverse order in which they are paid (i.e., benefits paid first are reduced last).

      (b) Combined Limitation on Benefits and Contributions. Notwithstanding any other provision of the Plan to the contrary, effective for the sum of a Participant's defined benefit plan fraction and the Participant's defined contribution plan fraction shall not exceed the amount allowed under section 415(e) of the Code and the regulations issued thereunder with respect to any Plan Year. If a Participant would exceed the foregoing limitation, the Participant's Annual Benefit shall be reduced, as necessary, to allow the Participant's annual additions (within the meaning of section 415(c)(2) of the Code) under the Geneva Steel Union Employee Savings and Pension Plan and its predecessors (and under any other plan maintained by any member of the Employer Group to which section 415 of the Code applies and that is considered a defined contribution plan for purposes of section 415 of the Code) to equal the maximum permitted by law and by such Plan (or plans).

      (c) Annual Benefit. For purposes of this Section, a Participant's "Annual Benefit" shall be the sum of the following:

            (i) The annual retirement benefit in the form of a straight life annuity to which the Participant is entitled under this Plan; and

            (ii) The aggregate annual retirement benefits (if any) in the form of straight life annuities to which the Participant is entitled under all other qualified defined benefit plans maintained by any member of the Employer Group, excluding any benefits attributable to the Participant's employee contributions.

      (d) Adjusted Dollar Limitation for Benefits Commencing At Social Security Retirement Age, After Social Security Retirement Age or Before Age 62.

            (i) At Social Security Retirement Age. The dollar limitation described in section 415(b)(1)(A) of the Code that is applicable at a Participant's "social security retirement age" (as defined in section 415(b)(8) of the Code) shall be adjusted annually for increases in the cost of living pursuant to section 415(d) of the Code.

            (ii) After Social Security Retirement Age. If a Participant's Annual Benefit commences after the Participant's social security retirement age, the dollar limitation described in section 415(b)(1)(A) of the Code (as adjusted annually for increases in the cost of living pursuant to section 415(d) of the Code) for the particular Plan Year shall not be increased. Accordingly, the same dollar limitation that is applicable at the social security retirement age for that Plan Year shall be applied to the Participant's Annual Benefit commencing after the Participant's social security retirement age during that Plan Year.

            (iii) Before Age 62. If a Participant's Annual Benefit commences prior to age 62, the dollar limitation at age 62 determined pursuant to section 415(b)(2)(C) of the Code shall be further reduced to the lesser of the actuarially equivalent annual amount determined as of such earlier commencement date using the factors described in (A) or (B) below:

                  (A) The factors used under the applicable plans for the particular Participant to determine the amount of the reduction for early commencement of the Participant's Annual Benefit.

                  (B) Interest of 5% per year and the unadjusted UP-1984 Mortality Table for both post-benefit commencement mortality and pre-benefit commencement mortality.

      (e) Compensation. For purposes of applying the limitations of section 415 of the Code to the Plan and the other qualified defined benefit plans maintained by any member of the Employer Group, "compensation" shall mean wages as defined in section 3401(a) of the Code for purposes of income tax withholding at the source, plus all other payments of compensation reportable under sections 6041(d), 6051(a)(3) and 6052 of the Code and the regulations thereunder, that are payable to a Participant by any member of the Employer Group, determined without regard to any rules that limit such wages or reportable compensation based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code).

      (f) Employer Group. For purposes of this Section, the term "Employer Group" shall mean the controlled group of corporations (within the meaning of section 1563(a) of the Code, determined without regard to sections 1563(a)(4) and 1563(e)(3)(C)) of which the Company is a member, except that the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" wherever the latter phrase occurs in section 1563(a).


SECTION 17. GENERAL PROVISIONS.

      (a) Benefits Not Affected by Changes in Plan After Employment Terminates. All benefits to which any Participant or spouse may be entitled hereunder, and any such person's rights and obligations with respect to such benefits, shall be determined under the Plan as in effect when the Participant ceases to be an Employee. Such benefits, rights and obligations shall not be affected by any subsequent change in the provisions of the Plan, unless the Participant is reemployed as an Employee.

      (b) Plan Mergers. Except as may be permitted under regulations issued pursuant to sections 401(a)(12) and 414(l) of the Code, the Plan shall not merge or consolidate with, nor transfer assets or liabilities to, any other plan unless each Participant would be entitled to receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) that is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

      (c) No Assignment of Property Rights. Except as otherwise provided by applicable law, the interest or property rights of any person in the Plan, the Trust Fund or any distribution to be made under the Plan shall not be assigned (either at law or in equity), alienated, anticipated or subject to attachment, bankruptcy, garnishment, levy, execution or other legal or equitable process. Any act in violation of this Subsection shall be void. Notwithstanding the foregoing:

            (i) This Subsection shall not apply to the Company's withholding of the amount of a prior excess payment made to any person under the Plan from one or more subsequent payments due to or with respect to such person, or to pursue other lawful means of recovering such overpayment on behalf of the Plan in accordance with Subsection (h) below;

            (ii) This Subsection shall not apply to any revocable and voluntary arrangement whereby any person directs that all or any portion of a benefit payable to such person under the Plan is to be paid to a third party (which may be the Company), provided that such third party files a written acknowledgment with the Company, in accordance with regulations issued by the Internal Revenue Service under section 401(a)(13) of the Code, stating that such third party has no enforceable right to receive such benefit;

            (iii) The creation, assignment or recognition of a right to all or any portion of a Participant's Plan Benefit pursuant to a state domestic relations order shall not constitute a violation of this Subsection, provided such order is determined to be a "qualified domestic relations order" (within the meaning of section 414(p) of the Code) under written procedures adopted by the Company; and

            (iv) The offset of a Participant's Plan Benefit pursuant to an order or requirement to pay the Plan that arises under a judgment of conviction for a crime involving the Plan, or under a civil judgment entered by a court or a settlement agreement with the Department of Labor for violations involving the fiduciary requirements of part 4 of subtitle B of title I of ERISA, shall not constitute a violation of this Subsection, provided such offset satisfies the requirements of Code section 401(a)(13)(C).

      (d) Incapacity. If the Company determines that any person is unable to handle properly any amounts payable under the Plan, the Company may make any arrangement for payment on such person's behalf that it determines will be beneficial to such person, including (without limitation) the payment of such amounts to the guardian, conservator, spouse or dependent(s) of such person.

      (e) No Employment Rights. Nothing in the Plan shall be deemed to give any individual a right to remain in the employ of any member of the Affiliated Group nor affect the right of a member of the Affiliated Group to terminate any individual's employment with or without cause, which right is hereby reserved.

      (f) Proof of Age and Marriage. Participants and spouses shall furnish proof of age and marital status satisfactory to the Company at such time or times as the Company may prescribe. Subject to Subsection 8(f), the Company may delay the disbursement of any benefit due under the Plan until all pertinent information with respect to age and marital status has been so furnished.

      (g) Overpayments and Underpayments. If any person has received a payment from the Plan in excess of the amount to which such person is entitled under the provisions of the Plan, the Company may withhold the excess from one or more subsequent payments to such person (or to any person who derives a right to benefits under the Plan from the person who received the overpayment). In addition, the Company may employ any other lawful means to recover overpayments on behalf of the Plan. If any person has received less than the amount to which such person is entitled under the Plan, the entire amount of the deficiency shall be paid to such person (or to any person who derives a right to benefits under the Plan from the person who received the underpayment), as soon as reasonably practicable after the discovery of the underpayment.

      (h) Choice of Law. The Plan and all rights hereunder shall be interpreted and construed in accordance with ERISA and, to the extent that state law is not preempted by ERISA, the law of the State of Utah.

      (i) General Information. Each Participant shall be given a summary explanation of the provisions of the Plan and, upon written request addressed to the Company, shall be furnished with a copy of the Plan text, any reasonable information regarding the Participant's status, rights and privileges under the Plan and with all information required by law to be so furnished. In the event of an ambiguity or conflict between any such summary explanation or any other information furnished to a Participant and the provisions of the Plan text, or in the event of any omission in such summary explanation or other information, the provisions of the Plan text shall control. Subject to such limits as may be imposed under applicable regulations issued by the Department of Labor, the Company may impose a reasonable charge for copies of any documents provided under this Subsection.

      (j) Spouse's Consent Required. At any time during the 90-day period ending on the first day of the month in which payment of a Participant's Plan Benefit is to commence, a married Participant may elect an Individual Life Pension, rather than a 50% or 100% Joint and Survivor Pension. A Participant may revoke such an election at any time and any number of times during the 90-day period ending on the first day of the month in which payment of a Participant's Plan benefit is to commence. Except as set forth below, an election of an Individual Life Pension, or a revocation of any such election, filed by a married Participant shall not be effective unless it is signed both by such Participant and by the Participant's spouse, the spouse's signature is witnessed by a representative of the Company or a notary public and the spouse's consent acknowledges the effect of the election. This requirement shall not apply in the case of a married Participant who establishes to the Company's satisfaction that:

            (i) There is a court-approved marital settlement agreement or a court order that authorizes the Participant to make such election, designation or revocation without the written consent of the spouse, or that terminates the marital property rights of the spouse in the Plan, or that adjudicates or disposes of other marital property rights of the parties but is silent on the question of whether the spouse has or claims any marital property rights in the Participant's Plan Benefit;

            (ii)  The Participant's spouse cannot be located; or

            (iii) Such signature cannot be obtained because of such other circumstances as are permitted by regulations issued under section 417(a)(2) of the Code.

      (k) Lost Participants. If, after reasonable efforts to do so, the Company is unable to locate any person to whom a benefit is payable hereunder by the day a payment is due, the benefit payable to such person shall be forfeited on that day. Any benefit that has been forfeited pursuant to the preceding sentence shall be reinstated within 60 days after such person provides the Company with such person's current address and properly completes and files any prescribed form(s) with the Company.

      (l) Gender. Except when otherwise indicated by the context, the use of masculine terminology herein shall also include the feminine.


SECTION 18.  EFFECT OF REEMPLOYMENT.

      (a) Effect of Reemployment on Benefits. If any Participant who has ceased to be an Employee and who is receiving pension payments hereunder is reemployed as an Employee, such pension payments shall be suspended during the period of such reemployment, and shall recommence in the same amount as of the first day of the month following the month in which he subsequently ceases to be an Employee. In addition, no pension payment on account of a prior period of employment shall commence during the period of a Participant's reemployment.

      (b) Benefits After Reemployment. When any reemployed Participant subsequently ceases to be an Employee, the amount of the Participant's Plan Benefit hereunder shall be equal to the sum of (i) the amount of the Participant's Plan Benefit attributable solely to the Participant's Years of Credited Service prior to reemployment, plus (ii) the amount of the Participant's Plan Benefit attributable solely to the Participant's Years of Credited Service following reemployment.

      For purposes of the Plan Benefit described in Clauses (i) and (ii) above, a reemployed Participant's vesting shall be based on the Participant's total Years of Service before and after reemployment, if the Participant is reemployed before suffering a Permanent Service Break. If the Participant was not vested when he first ceased to be an Employee and is not reemployed before suffering a Permanent Service Break, the Participant's Plan Benefit described in Clause (i) above will be zero.

      If a reemployed Participant had not commenced payment of the Plan Benefit described in Clause (i) above prior to reemployment, then for purposes of determining eligibility to receive the Plan Benefit described in Clause (i) above as an Immediate Unreduced Retirement, Reduced Retirement, Permanent Incapacity Retirement or Shutdown Retirement Pension under Sections 3, 4, 5 or 6, or eligibility to commence the Plan Benefit described in Clause (i) above as a Deferred Vested Pension before his Normal Retirement Date under Section 7(c),
(i) the Participant's Years of Service shall be equal to his total Years of Service before and after reemployment, and (ii) the Participant's age shall be determined as of the termination of his subsequent period of employment. Notwithstanding any other provision of the Plan to the contrary, if a reemployed Participant had commenced payment of the Plan Benefit described in Clause (i) above prior to reemployment, for the purposes described in the preceding sentence, (i) the Participant's Years of Service shall only be equal to the Participant's Years of Service before reemployment; and (ii) the Participant's age shall be determined as of the termination of his first period of employment.

      (c)   Special Rule for Permanent Incapacity. Notwithstanding Subsection
(b) above, if a Participant is reemployed as an Employee after a termination of employment because of Permanent Incapacity, the amount of any Plan Benefit payable upon subsequent termination of employment shall be determined without regard to the rules that applied to determine the amount of his Permanent Incapacity Retirement Pension.


SECTION 19.  DEFINITIONS.

      (a) "Actuarial Equivalent" or "Actuarially Equivalent" means determined to be of equal value through the use of actuarial tables and mathematical calculations which reflect the fact that a benefit may be payable over a longer (or shorter) period of time or in a different form. Actuarial Equivalence for this purpose shall be based on the tables, factors, interest assumptions and mortality assumptions described in the Plan, including the appropriate Table of Appendix A when applicable. The tables, factors, interest assumptions and mortality assumptions specified in the Plan are determined by the Company and, subject to the provisions of Section 15, may be amended by the Company at any time.

      (b) "Affiliated Group" means the Company, each Subsidiary and each other entity that has been designated in writing as a member of the Affiliated Group by the Company.

      (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (d)   "Company" means Geneva Steel Company, a Utah corporation.

      (e)   "Deferred Vested Pension" means the benefit provided under Section
7.

      (f) "Eligible Employee" means any Employee who is employed by a Participating Company on or after May 1, 1998 and who is covered by the terms of the collective bargaining agreement in effect from time to time between the United Steelworkers of America and the Company, except an Employee who is:

            (i) A "leased employee" (within the meaning of section 414(n) of the Code) with respect to the Participating Company; or

            (ii) A nonresident alien with respect to the United States; provided that this clause (ii) shall not apply to an Employee of a Participating Company whom the Company has designated in writing as an Eligible Employee.

An individual's status as an Eligible Employee shall be determined by the Company, and such determination shall be conclusive and binding on all persons.

      (g) "Employee" means an individual who is (a) a common-law employee of a member of the Affiliated Group or (b) a "leased employee" (within the meaning of section 414(n) of the Code) with respect to a member of the Affiliated Group.

      (h) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

      (i) "50% Joint and Survivor Pension" means the form of pension described in Paragraph 8(b)(ii).

      (j) "Geneva Plant" means the Company's steel works and related facilities located in Orem, Utah.

      (k) "Geneva Steel Pension Plan" means the Geneva Steel Union Employee Savings and Pension Plan.

      (l) "Immediate Unreduced Retirement Pension" means the benefit provided under Section 3.

      (m) "Individual Life Pension" means the form of pension described in Paragraph 8(b)(i).

      (n) "Investment Manager" means a person who is an investment manager as such term is defined in section 3(38) of ERISA.

      (o)   "Normal Retirement Age" means age 65.

      (p) "Normal Retirement Date" means the first day of the month next following the Participant's 65th birthday.

      (q) "Offsets" means a Participant's Pension Benefit Offset and/or USX Benefit Offset, as applicable.

      (r) "100% Joint and Survivor Pension" means the form of pension described in Paragraph 8(b)(iii).

      (s) "Participant" means an Eligible Employee who has commenced participating in the Plan pursuant to Subsection 2(a) and whose participation has not yet terminated pursuant to Subsection 2(c).

      (t) "Participating Company" means the Company and each other member of the Affiliated Group that has been designated in writing as a Participating Company by the Company and has accepted such designation by appropriate corporate action.

      (u) "Pension Agreement" means any agreement between the United Steelworkers of America and the Company that provides the Company will establish and maintain a pension plan or pension fund for Eligible Employees, and any modification, amendment, extension or renewal of any such agreement.

      (v)   "Pension Benefit Offset" means the offset described in Subsection
11(b).

      (w)   "Period of Credited Service" means all of the following:

            (i) Service with Geneva Steel Company. A Participant's Period of Credited Service shall include the Participant's Period of Service completed while he is covered by the terms of the collective bargaining agreement in effect from time to time between the United Steelworkers of America and the Company, except that an Employee's Period of Credited Service shall not include (A) a Period of Service following termination of employment, as described in Paragraph (x)(iii) below; and (B) any period with respect to which the Participant accrues an unvested or vested benefit under any other funded defined benefit pension plan, other than the USX Pension Plan.

            (ii) Service with USX Corporation. A Participant's Period of Credited Service under this Plan shall include the Participant's Period of Service with USX Corporation, as described in Paragraph (x)(iv) below.

      (x)   "Period of Service" means all of the following:

            (i) Period of Employment. An Employee's Period of Service shall include any period during which an Employee maintains an employment relationship with an Affiliated Group member. An Employee's employment relationship with an Affiliated Group member commences on the first date the Employee performs duties for an Affiliated Group member for which he or she receives or is entitled to receive compensation and ends on the date the Employee quits, dies, is discharged or retires. An Employee shall not be considered to have quit under the following circumstances:

                  (A) When the Employee is absent due to lay-off, disability, sickness or approved leaves of absence for up to 24 months.

                  (B) When the Employee enters military service with the United States, provided the Employee returns to active employment with the Company within the time the Employee's reemployment rights are protected under applicable law. If the Employee does not so return, he or she shall be deemed to have quit on the date of entry into military service.

                  (C) When the Employee is on jury duty, approved vacation or holiday.

                  (D) When an Employee is absent from work for any period up to 24 months because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee for the purpose of adoption, or the care of such child immediately following such birth or placement.

      An Employee shall be deemed to have been discharged as of the earlier of the date oral or written notice of discharge is actually received or the date a written notice is deposited in the United States mail on a registered or certified basis to the Employee's last known address as reflected in the records of the appropriate member of the Affiliated Group;

            (ii) Period for Which Back Pay Awarded. An Employee's Period of Service includes any period not otherwise counted as part of a Period of Service for which the Employee is awarded, or entitled to, back pay from a member of the Affiliated Group (regardless of any mitigation of damages);

            (iii) Period Following Termination. An Employee's Period of Service includes any period following the date the Employee ceases to be an Employee due to quit, discharge or retirement, provided the Employee is rehired within 365 days after the earlier of (A) the date of quit, discharge or retirement; or (B) the date the Employee was first absent due to lay-off, disability, sickness or approved leave of absence, if he quits, is discharged or retires while he is absent due to lay-off, disability, sickness or approved leave of absence.

            (iv) Service with USX Corporation. A Participant's Period of Service under this Plan shall include the period beginning on the Participant's "adjusted hire date" with USX Corporation, as set forth in Appendix B to this Plan, and ending with the date the Participant first performed duties for an Affiliated Group member as an Employee as described in Paragraph (i) above.

            (v) Aggregation of Periods of Service. All Periods of Service determined pursuant to this Section shall be aggregated on the basis of whole months whether or not such Periods of Service are consecutive, except:

                  (A) Fractional Months. If an Employee's Period of Service includes a fraction of one month, one additional month of Service shall be credited if the number of such days is 16 or more for all purposes under the Plan, except for purposes of determining Years of Service for eligibility to receive an Immediate Unreduced Retirement, Reduced Retirement, Permanent Incapacity Retirement or Shutdown Retirement Pension under Sections 3, 4, 5 or 6 or eligibility to commence a Deferred Vested Pension before his Normal Retirement Date under Section 7(c).

                  (B) Permanent Service Break. If an Employee incurs a Permanent Service Break, any Period of Service prior to such Permanent Service Break shall not be aggregated with any Period of Service after such break.

      (y) "Permanent Incapacity Retirement Pension" means the benefit provided under Section 5.

      (z) "Permanent Service Break" means a period during which the Employee's employment relationship with an Affiliated Group member terminates when the Employee is not fully vested and the Employee has not been reemployed as an Employee within 60 months.

      (aa) "Permanently Incapacitated" or "Permanent Incapacity" means the condition of a Participant who has been totally disabled by bodily injury or disease so as to be prevented thereby from engaging in any employment of the type covered by the collective bargaining agreement in effect from time to time between the United Steelworkers of America and the Company, and, as certified by a qualified physician selected by the Company, the incapacity is expected to be permanent and continuous during the remainder of the Participant's lifetime. The permanency of incapacity may be verified by medical examination prior to a Participant's Normal Retirement Date at any time. Incapacity contracted, suffered or incurred while the Participant was engaged in, or resulted from his having engaged in, a criminal enterprise, or resulting from future service in the armed forces and which prevents him from returning to employment with the Affiliated Group and for which he receives a military pension, shall not entitle a Participant to a Permanent Incapacity Retirement Pension. Subject to Subsection 14(c) relating to Review of Denied Claims, any such determination shall be conclusive and binding on all persons.

      (bb) "Plan" means this Geneva Steel Union Employee Defined Benefit Plan, as amended from time to time, including all of the Appendices and Supplements hereto.

      (cc) "Plan Benefit" means a Participant's Immediate Unreduced Retirement, Reduced Retirement, Permanent Incapacity Retirement, Shutdown Retirement, or Deferred Vested Pension, as applicable, and, except to the extent otherwise provided therein, any benefit payable to such Participant under any of the Supplements to the Plan.

      (dd)  "Plan Year" means the calendar year.

      (ee)  "Reduced Retirement Pension" means the benefit provided under
Section 4.

      (ff)  "Shutdown Retirement Pension" means the benefit provided under
Section 6.

      (gg) "Subsidiary" means any corporation with respect to which the Company, one or more Subsidiaries, or the Company together with one or more Subsidiaries, own not less than 80% of the total combined voting power of all classes of stock entitled to vote, or not less than 80% of the total value of shares of all classes of stock.

      (hh)  "Surviving Spouse's Benefit" means the benefit provided under
Section 9.

      (ii)  "Trust" means the trust established by the appropriate Trust
Agreement.

      (jj) "Trust Agreement" means the trust agreement established pursuant to the Plan by and between the Plan Sponsor and the Trustee, as amended from time to time.

      (kk) "Trust Fund" means the trust fund(s) established by the appropriate Trust Agreement.

      (ll) "Trustee" means a trustee appointed by the Company pursuant to Subsection 12(c) and any successor trustee appointed pursuant to the appropriate Trust Agreement.

      (mm)  "USX Benefit Offset" means the offset described in Subsection 11(c).

      (nn) "USX Pension Plan" means the United States Steel Corporation Plan for Employee Pension Benefits.

      (oo) "Valuation Date" means Valuation Date as that term is defined in the Geneva Steel Pension Plan.

      (pp)  "Year of Credited Service" means a 12-month Period of Credited
Service.

      (qq)  "Year of Service" means a 12-month Period of Service.

SECTION 20.  EXECUTION.

      To record the adoption of the Plan to read as set forth herein, the Company has caused its authorized officer to execute this document on this 30th day of December, 1999, effective as of January 1, 1999.


                                  GENEVA STEEL COMPANY



                                  By:      \s\ Carl E. Ramnitz
                                     -----------------------------------------
                                  As its:  Vice President of Human Resources

                                   APPENDIX A

                    ACTUARIAL ASSUMPTIONS, TABLES AND FACTORS

                GENEVA STEEL UNION EMPLOYEE DEFINED BENEFIT PLAN











                                    AA-COVER

                                   APPENDIX A

                                     TABLE 1

              REDUCTION FACTORS FOR REDUCED RETIREMENT PENSION AND
                             DEFERRED VESTED PENSION



 Age                  Percentage                   Age                Percentage
 ---                  ----------                   ---                ----------
 60                   63.10%                       62-7/12            79.51
 60-1/12              63.58                        62-8/12            80.11
 60-2/12              64.06                        62-9/12            80.71
 60-3/12              64.54                        62-10/12           81.32
 60-4/12              65.02                        62-11/12           81.93
 60-5/12              65.50
 60-6/12              65.98                        63                 82.53
 60-7/12              66.45                        63-1/12            83.21
 60-8/12              66.93                        63-2/12            83.89
 60-9/12              67.41                        63-3/12            84.58
 60-10/12             67.89                        63-4/12            85.26
 60-11/12             68.37                        63-5/12            85.94
                                                   63-6/12            86.62
 61                   68.85                        63-7/12            87.30
 61-1/12              69.38                        63-8/12            87.99
 61-2/12              69.92                        63-9/12            88.67
 61-3/12              70.45                        63-10/12           89.35
 61-4/12              70.99                        63-11/12           90.03
 61-5/12              71.53
 61-6/12              72.06                        64                 90.72
 61-7/12              72.60                        64-1/12            91.49
 61-8/12              73.14                        64-2/12            92.26
 61-9/12              73.67                        64-3/12            93.04
 61-10/12             74.21                        64-4/12            93.81
 61-11/12             74.75                        64-5/12            94.58
                                                   64-6/12            95.36
 62                   75.28                        64-7/12            96.13
 62-1/12              75.89                        64-8/12            96.91
 62-2/12              76.49                        64-9/12            97.68
 62-3/12              77.10                        64-10/12           98.45
 62-4/12              77.70                        64-11/12           99.23
 62-5/12              78.30
 62-6/12              78.91                        65                 100.00



                                     AA-1-1

The above percentages shall be applied to a Reduced Retirement Pension on the basis of the Participant's completed number of years and whole months (rounded to the nearest month) as of the date the Participant ceases to be an Employee.

The above percentages shall be applied to a Deferred Vested Pension on the basis of the Participant's number of years and whole months (rounded to the nearest month) as of the first day of the month in which such pension commences.





                                     AA-1-2

                                   APPENDIX A

                                     TABLE 2

                REDUCTION FACTORS FOR JOINT AND SURVIVOR PENSIONS

This Table of Percentages will be used in calculating the amounts payable if one of the following options is applicable: the Surviving Spouse's Benefit (50%), the 50% Joint and Survivor Pension or the 100% Joint and Survivor Pension.

                                                                         Participant's Age
 Difference Between Ages of        51 and
   Participant and Spouse           Under          52 to 54         55 to 57          58 to 60         61 to 63        64 and Over
 --------------------------     -----------      ------------      ------------     ------------     ------------      ------------
                                50%     100%     50%     100%      50%     100%     50%     100%     50%     100%      50%     100%
                                ---     ----     ---     ----      ---     ----     ---     ----     ---     ----      ---     ----
      Participant Older
------------------------------
20 or more years                71%      56%     72%      57%      73%      58%     73%      58%      74%     58%      74%      58%
17, 18 or 19 years              71       56      72       58       73       59      74       60       75      60       75       60
14, 15 or 16 years              72       57      73       59       74       60      75       61       76      62       76       62
11, 12 or 13 years              73       58      74       60       75       62      77       63       77      64       78       64
 8,  9 or 10 years              74       59      75       61       77       63      78       65       79      66       80       66
 5,  6 or  7 years              75       60      76       62       78       65      79       67       81      68       81       69
 2,  3 or  4 years              76       62      77       64       79       67      81       69       82      71       83       72
 less than 2 years              77       64      79       66       81       69      83       71       84      73       85       75

     Participant Younger
------------------------------
less than 2 years               77%      64%     79%      66%      81%      69%     83%      71%      84%     73%      85%      75%
 2,  3 or  4 years              79       66      80       68       82       71      84       74       86      76       87       78
 5,  6 or  7 years              80       68      82       70       84       73      86       76       88      79       89       81
 8,  9 or 10 years              82       70      84       73       86       76      88       79       90      82       91       84
11, 12 or 13 years              84       73      85       75       88       79      90       82       92      85       93       87
14, 15 or 16 years              86       75      87       78       89       81      91       84       93      87       94       90
17, 18 or 19 years              87       78      89       81       91       84      93       87       95      90       96       92
20 or more years                89       80      91       83       93       87      94       89       96      92       96       93

NOTES: Participant's age and spouse's age are determined as of the first day of the month in which the joint and survivor pension is to commence, and rounded to the nearest whole year; e.g., age 51 years, six months becomes 52. Age differential is net difference between Participant's and spouse's ages as rounded.


                                     AA-2-1

                                   APPENDIX A

                                     TABLE 3

               SMALL PENSIONS - CALCULATION OF PRESENT VALUE OF A
           PARTICIPANT'S PLAN BENEFIT AND A SURVIVING SPOUSE'S BENEFIT

        (a) Participant's Benefit. For purposes of Subsection 8(d) of the Plan, the present value of a Participant's Plan Benefit shall be calculated as follows:

               (i) First, the amount of the Participant's monthly Plan Benefit shall be calculated as of the first day of the earliest month in which the Participant's Plan Benefit could have commenced (under the rules set forth in Sections 3 through 8).

                      (ii) Second, the present value of the monthly amount
               calculated in Subparagraph (i) above shall be determined, as of the first day of the month in which the Participant's Plan Benefit is to be distributed under Subsection 8(d), based on the applicable interest and mortality assumptions set forth below:

               Interest Rate: the average annual interest rate on 30-year Treasury securities for the month of November preceding the beginning of the Plan Year in which the lump sum is to be paid.

               Mortality Table:  the "applicable mortality table" described in section 417(e)(3) of the Code.

        (b) Surviving Spouse's Benefit. For purposes of Subsection 8(d) of the Plan, the present value of a Surviving Spouse's Benefit shall be calculated as follows:

                      (i) First, the amount of the monthly Surviving Spouse's
               Benefit shall be determined under Subsection 9(c) of the Plan.

                      (ii)Second, the present value of the amount calculated in
               (i) above shall be determined, as of the first day of the month in which the Surviving Spouse's Benefit is to be distributed under Subsection 8(d), on the basis of the interest and mortality assumptions set forth in (a) above.


                                     AA-3-1

                                   APPENDIX A

                                     TABLE 4

FACTORS FOR CONVERTING A PENSION CONTRIBUTION ACCOUNT BALANCE UNDER THE GENEVA STEEL PENSION PLAN INTO AN INDIVIDUAL LIFE PENSION FOR IMMEDIATE UNREDUCED RETIREMENT PENSION, REDUCED RETIREMENT PENSION, PERMANENT INCAPACITY RETIREMENT PENSION AND SHUTDOWN RETIREMENT PENSION

BASED ON UNDERLYING ASSUMPTIONS OF 8% INTEREST AND UP-1984 MORTALITY TABLE

(FOR IMMEDIATE UNREDUCED RETIREMENT OR SHUTDOWN RETIREMENT PENSION, CONVERTS PENSION CONTRIBUTION ACCOUNT AT PARTICIPANT'S TERMINATION OF EMPLOYMENT TO AN ACTUARIALLY EQUIVALENT INDIVIDUAL LIFE PENSION COMMENCING AT THE LATER OF AGE 55 OR THE DATE PARTICIPANT'S EMPLOYMENT TERMINATES)

(FOR REDUCED RETIREMENT PENSION, CONVERTS PENSION CONTRIBUTION ACCOUNT AT PARTICIPANT'S TERMINATION OF EMPLOYMENT TO AN ACTUARIALLY EQUIVALENT INDIVIDUAL LIFE PENSION COMMENCING AT PARTICIPANT'S TERMINATION OF EMPLOYMENT)

(FOR PERMANENT INCAPACITY RETIREMENT PENSION, CONVERTS PENSION CONTRIBUTION ACCOUNT AT PARTICIPANT'S TERMINATION OF EMPLOYMENT TO AN ACTUARIALLY EQUIVALENT INDIVIDUAL LIFE PENSION COMMENCING AT PARTICIPANT'S TERMINATION OF EMPLOYMENT, BASED UPON THE ASSUMPTION THAT THE PARTICIPANT IS AGE 65 AT TERMINATION OF EMPLOYMENT)

      Age                         Age                       Age                        Age
 ---------------             -------------              -------------             -------------
 Years    Months  Factor     Years  Months   Factor     Years  Months  Factor     Years  Months  Factor
 -----    ------  ------     -----  ------   ------     -----  ------  ------     -----  ------  ------
  48         0     66.6804     50      0      78.5388     52      0     92.7000    54      0     109.6980
             1     67.1529             1      79.1023             1     93.3755            1     110.5118
             2     67.6254             2      79.6658             2     94.0510            2     111.3256
             3     68.0979             3      80.2293             3     94.7265            3     112.1394
             4     68.5704             4      80.7928             4     95.4020            4     112.9532
             5     69.0429             5      81.3563             5     96.0775            5     113.7670
             6     69.5154             6      81.9198             6     96.7530            6     114.5808
             7     69.9879             7      82.4833             7     97.4285            7     115.3946
             8     70.4604             8      83.0468             8     98.1040            8     116.2084
             9     70.9329             9      83.6103             9     98.7795            9     117.0222
            10     71.4054            10      84.1738            10     99.4550           10     117.8360
            11     71.8779            11      84.7373            11    100.1305           11     118.6498
  49         0     72.3504     51      0      85.3008     53      0    100.8060    55      0     119.4636
             1     72.8661             1      85.9174             1    101.5470            1     119.3093
             2     73.3818             2      86.5340             2    102.2880            2     119.1550
             3     73.8975             3      87.1506             3    103.0290            3     119.0007
             4     74.4132             4      87.7672             4    103.7700            4     118.8464
             5     74.9289             5      88.3838             5    104.5110            5     118.6921
             6     75.4446             6      89.0004             6    105.2520            6     118.5378
             7     75.9603             7      89.6170             7    105.9930            7     118.3835
             8     76.4760             8      90.2336             8    106.7340            8     118.2292
             9     76.9917             9      90.8502             9    107.4750            9     118.0749
            10     77.5074            10      91.4668            10    108.2160           10     117.9206
            11     78.0231            11      92.0834            11   108.9570            11     117.7663


                                     AA-4-1

      Age                         Age                       Age                        Age
 ---------------             -------------              -------------             -------------
 Years    Months  Factor     Years  Months   Factor     Years  Months  Factor     Years  Months  Factor
 -----    ------  ------     -----  ------   ------     -----  ------  ------     -----  ------  ------
  56         0    117.6120     60      0     109.5972     64      0    100.6848    68      0      91.2108
             1    117.4525             1     109.4178             1    100.4902            1      91.0084
             2    117.2930             2     109.2384             2    100.2956            2      90.8060
             3    117.1335             3     109.0590             3    100.1010            3      90.6036
             4    116.9740             4     108.8796             4     99.9064            4      90.4012
             5    116.8145             5     108.7002             5     99.7118            5      90.1988
             6    116.6550             6     108.5208             6     99.5172            6      89.9964
             7    116.4955             7     108.3414             7     99.3226            7      89.7940
             8    116.3360             8     108.1620             8     99.1280            8      89.5916
             9    116.1765             9     107.9826             9     98.9334            9      89.3892
            10    116.0170            10     107.8032            10     98.7388           10      89.1868
            11    115.8575            11     107.6238            11     98.5442           11      88.9844
  57         0    115.6980     61      0     107.4444     65      0     98.3496    69      0      88.7820
             1    115.5334             1     107.2605             1     98.1527            1      88.5759
             2    115.3688             2     107.0766             2     97.9558            2      88.3698
             3    115.2042             3     106.8927             3     97.7589            3      88.1637
             4    115.0396             4     106.7088             4     97.5620            4      87.9576
             5    114.8750             5     106.5249             5     97.3651            5      87.7515
             6    114.7104             6     106.3410             6     97.1682            6      87.5454
             7    114.5458             7     106.1571             7     96.9713            7      87.3393
             8    114.3812             8     105.9732             8     96.7744            8      87.1332
             9    114.2166             9     105.7893             9     96.5775            9      86.9271
            10    114.0520            10     105.6054            10     96.3806           10      86.7210
            11    113.8874            11     105.4215            11     96.1837           11      86.5149
  58         0    113.7228    62       0     105.2376     66      0     95.9868   70       0      86.3088
             1    113.5535             1     105.0496             1     95.7886            1      86.0994
             2    113.3842             2     104.8616             2     95.5904            2      85.8900
             3    113.2149             3     104.6736             3     95.3922            3      85.6806
             4    113.0456             4     104.4856             4     95.1940            4      85.4712
             5    112.8763             5     104.2976             5     94.9958            5      85.2618
             6    112.7070             6     104.1096             6     94.7976            6      85.0524
             7    112.5377             7     103.9216             7     94.5994            7      84.8430
             8    112.3684             8     103.7336             8     94.4012            8      84.6336
             9    112.1991             9     103.5456             9     94.2030            9      84.4242
            10    112.0298            10     103.3576            10     94.0048           10      84.2148
            11    111.8605            11     103.1696            11     93.8066           11      84.0054
  59         0    111.6912    63       0     102.9816     67      0     93.6084    71      0      83.7960
             1    111.5167             1     102.7902             1     93.4086            1      83.5836
             2    111.3422             2     102.5988             2     93.2088            2      83.3712
             3    111.1677             3     102 4074             3     93.0090            3      83.1588
             4    110.9932             4     102.2160             4     92.8092            4      82.9464
             5    110.8187             5     102.0246             5     92.6094            5      82.7340
             6    110.6442             6     101.8332             6     92.4096            6      82.5216
             7    110.4697             7     101.6418             7     92.2098            7      82.3092
             8    110.2952             8     101.4504             8     92.0100            8      82.0968
             9    110.1207             9     101.2590             9     91.8102            9      81.8844
            10    109.9462            10     101.0676            10     91.6104           10      81.6720
            11    109.7717            11     100.8762            11     91.4106           11      81.4596
                                                                                   72      0      81.2472



                                     AA-4-2

                                   APPENDIX A

                                     TABLE 5

          FACTORS FOR CONVERTING A PENSION CONTRIBUTION ACCOUNT BALANCE
       UNDER THE GENEVA STEEL PENSION PLAN INTO AN INDIVIDUAL LIFE PENSION
                           FOR DEFERRED VESTED PENSION

   BASED ON UNDERLYING ASSUMPTIONS OF 8% INTEREST AND UP-1984 MORTALITY TABLE

     (CONVERTS PENSION CONTRIBUTION ACCOUNT AT PARTICIPANT'S TERMINATION OF
         EMPLOYMENT TO AN ACTUARIALLY EQUIVALENT INDIVIDUAL LIFE PENSION
                              COMMENCING AT AGE 65)



      Age                       Age                     Age                      Age
 ---------------           --------------           -------------           --------------
 Years    Months  Factor   Years  Months   Factor   Years  Months  Factor   Years  Months  Factor
 -----    ------  ------   -----  ------   ------   -----  ------  ------   -----  ------  ------
   49       0    23.9496    52       0    30.6852    55       0   39.5448    58       0    51.3252
            1    24.1203             1    30.9089             1   39.8409             1    51.7229
            2    24.2910             2    31.1326             2   40.1370             2    52.1206
            3    24.4617             3    31.3563             3   40.4331             3    52.5183
            4    24.6324             4    31.5800             4   40.7292             4    52.9160
            5    24.8031             5    31.8037             5   41.0253             5    53.3137
            6    24.9738             6    32.0274             6   41.3214             6    53.7114
            7    25.1445             7    32.2511             7   41.6175             7    54.1091
            8    25.3152             8    32.4748             8   41.9136             8    54.5068
            9    25.4859             9    32.6985             9   42.2097             9    54.9045
           10    25.6566            10    32.9222            10   42.5058            10    55.3022
           11    25.8273            11    33.1459            11   42.8019            11    55.6999
   50       0    25.9980    53       0    33.3696    56       0   43.0980    59       0    56.0976
            1    26.1845             1    33.6148             1   43.4240             1    56.5378
            2    26.3710             2    33.8600             2   43.7500             2    56.9780
            3    26.5575             3    34.1052             3   44.0760             3    57.4182
            4    26.7440             4    34.3504             4   44.4020             4    57.8584
            5    26.9305             5    34.5956             5   44.7280             5    58.2986
            6    27.1170             6    34.8408             6   45.0540             6    58.7388
            7    27.3035             7    35.0860             7   45.3800             7    59.1790
            8    27.4900             8    35.3312             8   45.7060             8    59.6192
            9    27.6765             9    35.5764             9   46.0320             9    60.0594
           10    27.8630            10    35.8216            10   46.3580            10    60.4996
           11    28.0495            11    36.0668            11   46.6840            11    60.9398
   51       0    28.2360    54       0    36.3120    57       0   47.0100    60       0    61.3800
            1    28.4401             1    36.5814             1   47.3696             1    61.8685
            2    28.6442             2    36.8508             2   47.7292             2    62.3570
            3    28.8483             3    37.1202             3   48.0888             3    62.8455
            4    29.0524             4    37.3896             4   48.4484             4    63.3340
            5    29.2565             5    37.6590             5   48.8080             5    63.8225
            6    29.4606             6    37.9284             6   49.1676             6    64.3110
            7    29.6647             7    38.1978             7   49.5272             7    64.7995
            8    29.8688             8    38.4672             8   49.8868             8    65.2880
            9    30.0729             9    38.7366             9   50.2464             9    65.7765
           10    30.2770            10    39.0060            10   50.6060            10    66.2650
           11    30.4811            11    39.2754            11   50.9656            11    66.7535


                                     AA-5-1

      Age                       Age
 ---------------           -------------
 Years    Months  Factor   Years  Months   Factor
 -----    ------  ------   -----  ------   ------
   61       0    67.2420    64       0    89.1960
            1    67.7857             1    89.9588
            2    68.3294             2    90.7216
            3    68.8731             3    91.4844
            4    69.4168             4    92.2472
            5    69.9605             5    93.0100
            6    70.5042             6    93.7728
            7    71.0479             7    94.5356
            8    71.5916             8    95.2984
            9    72.1353             9    96.0612
           10    72.6790            10    96.8240
           11    73.2227            11    97.5868
   62       0    73.7664
            1    74.3730
            2    74.9796
            3    75.5862
            4    76.1928
            5    76.7994
            6    77.4060
            7    78.0126
            8    78.6192
            9    79.2258
           10    79.8324
           11    80.4390
   63       0    81.0456
            1    81.7248
            2    82.4040
            3    83.0832
            4    83.7624
            5    84.4416
            6    85.1208
            7    85.8000
            8    86.4792
            9    87.1584
           10    87.8376
           11    88.5168



                                     AA-5-2

                                  SUPPLEMENT A

                                     TO THE

                GENEVA STEEL UNION EMPLOYEE DEFINED BENEFIT PLAN



                         SUPPLEMENTAL RETIREMENT BENEFIT



SECTION 1. PURPOSE.

        This Supplemental Retirement Benefit (the "Supplemental Benefit") is designed to provide enhanced retirement benefits under the Geneva Steel Union Employee Defined Benefit Plan (the "Plan") to those Participants who meet the eligibility requirements for a Supplemental Benefit as set forth herein.

        This Supplement is a part of the Plan and, except as otherwise provided herein and in procedures established by the Company, shall be administered in accordance with the terms of the Plan. Capitalized terms used in this Supplement, other than those terms defined herein, shall have the same meanings given to such terms in the Plan.


SECTION 2. ELIGIBILITY FOR THE SUPPLEMENTAL BENEFIT.

        (a) General Eligibility Conditions. Except as provided in Subsection (b) below, a Participant will be eligible for the Supplemental Benefit described in
Section 3 of this Supplement if, and only if, all of the following conditions are satisfied:

                (i) The Participant ceases to be an Employee before April 30, 2001;

                (ii) The Participant ceases to be an Employee before the date he attains age 62;

                (iii) The Participant ceases to be an Employee on or after the date he (A) attains age 55 and completes 30 Years of Service; or (B) attains age 60 and completes 15 Years of Service;

                (iv) During an Application Period, in accordance with procedures established by the Company, the Participant voluntarily elects in writing to terminate employment with the Affiliated Group and in fact terminates employment as of a date determined by the Company within the applicable Supplemental Retirement Period; and

                (v) The Participant is one of the Participants with the greatest Seniority among all of the Participants who make the election described in paragraph (iv) above during the applicable Application Period.

        (b) Exclusions. Notwithstanding the provisions of Subsection (a) above, an individual who is described in any of the following categories shall not be eligible for the Supplemental Benefit described in Section 3 of this Supplement:

                (i) Any individual whose employment terminates because of death;

                (ii) Any individual whose employment is terminated by the Company for just cause. If such an individual believes he was terminated without just cause, that individual or the United Steelworkers of America may submit a complaint or grievance pursuant to the adjustment of grievances procedure contained in the collective bargaining agreement in effect from time to time between the United Steelworkers of America and the Company, and the final decision made pursuant to such procedure shall be recognized hereunder; and

                (iii) Any other individual designated as ineligible for the Supplemental Benefit in procedures established by the Company.


SECTION 3. AMOUNT, TIME AND FORM OF SUPPLEMENTAL BENEFIT.

        (a) General Rule. A Participant's Supplemental Benefit shall be a monthly benefit equal to $300 per month, commencing as of the first day of the month following the month in which the Participant ceases to be an Employee, and ending with the earlier of the month in which the Participant attains age 62 or dies. The Supplemental Benefit shall be payable simultaneously with the Participant's Immediate Unreduced Retirement or Reduced Retirement Pension, as applicable (except that the Supplemental Benefit shall not be payable for any month after the month of death or attainment of age 62), and the present value of the Supplemental Benefit (determined under Table 3 of Appendix A to the Plan) shall be included in any lump sum payment made to the Participant under Section 8(d) of the Plan.

        (b) Effect of Reemployment on Benefits. If any Participant who has ceased to be an Employee and who is receiving Supplemental Benefit payments hereunder is reemployed as an Employee, such benefit payments shall be suspended during the period of such reemployment, and shall recommence in the same amount as of the first day of the month following the month in which he subsequently ceases to be an Employee, but only if he is younger than age 62 as of the last day of the month immediately preceding such recommencement. In addition, no Supplemental Benefit payments shall commence during the period of a Participant's reemployment.


SECTION 4. DEFINITIONS.

        The following terms shall have the definition set forth below when used in this Supplement:

        (a) "Application Period" shall mean the period that begins on June 19, 1998 and ends on July 15, 1998, and such subsequent periods as shall be designated in procedures established by the Company.

        (b) "Period of Service" shall mean the same for purposes of this Supplement A as it is defined in the Plan, except that for purposes of determining Years of Service for eligibility to receive a Supplemental Benefit under Section 2(a)(iii) of this Supplement A, if an Employee's Period of Service includes a fraction of one month, no additional month of Service shall be credited.

        (c) "Seniority" shall mean seniority as described in the terms of the collective bargaining agreement in effect from time to time between the United Steelworkers of America and the Company.

        (d) "Supplemental Retirement Period" shall mean the period that begins on July 31, 1998 and ends on April 30, 1999, and such subsequent periods as shall be designated in procedures established by the Company.

                                  SUPPLEMENT B

                                     TO THE

                GENEVA STEEL UNION EMPLOYEE DEFINED BENEFIT PLAN



               SPECIAL RULES FOR ELIGIBLE EMPLOYEES WHO TERMINATE

               EMPLOYMENT BETWEEN MAY 1, 1998 AND JANUARY 1, 1999



SECTION 1. PURPOSE.

        This Supplement B provides special rules applicable to Eligible Employees who terminate employment on or after May 1, 1998 and prior to January 1, 1999. This Supplement is a part of the Plan and, except as otherwise provided herein and in procedures established by the Company, shall be administered in accordance with the terms of the Plan. Capitalized terms used in this Supplement shall have the same meanings given to such terms in the Plan.


SECTION 2. PLAN PARTICIPATION.

        Any Eligible Employee who ceased to be an Employee on or after May 1, 1998 (or, if later, the date he attained age 21 and completed one Year of Service) and before January 1, 1999, shall be treated for all purposes under the Plan as if he had commenced participation in the Plan on the later of:

               (i)    May 1, 1998;

               (ii)   the date he completed one Year of Service;

               (iii)  the date he attained age 21; or

               (iv) the date he became an Eligible Employee.


SECTION 3. COMMENCEMENT OF BENEFITS.

        The Immediate Unreduced Retirement, Reduced Retirement, Permanent Incapacity Retirement, Shutdown Retirement or Deferred Vested Pension, and the Supplemental Retirement Benefit, as applicable, of an Eligible Employee described in Section 2 of this Supplement B shall be paid or commence no earlier than January 1999, together with a payment reflecting any amounts payable for months between the date the Eligible Employee ceased to be an Employee in 1998 and January 1, 1999.


                                      SB-1